Exhibit 99.1

Syntel Announces a Change in Segment Financial Reporting

TROY, Mich. – April 14, 2014 – Syntel, Inc. (NASDAQ: SYNT), a global information technology services and Knowledge Process Outsourcing (KPO) company today announced a realigned financial reporting structure, which will become effective as of the quarter ending March 31, 2014.

While this financial data reflects the change in the Company’s reportable segments described below, the Company has not in any way revised or restated its historical financial statements for any period.

Under the realigned structure, the Company’s reportable segments are as follows: (1) Banking and Financial Services – which includes banking, transaction processing and capital markets customers; (2) Insurance – which includes insurance customers; (3) Healthcare and Life Sciences – which includes healthcare and life sciences customers; (4) Manufacturing – which includes automotive and manufacturing customers; and (5) Retail, Logistics and Telecom – which includes retail, travel and other hospitality services, logistics services, telecommunication, and all other customers.

Historical results reflecting the new business segments for previously reported fiscal periods for the 2013 and 2012 quarterly and 2013, 2012, and 2011 year-end periods are attached. The Company will begin to report results under the new reporting segments with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2014.

This information is being furnished in order to provide the financial community with summary financial information and historical data for the 2013 and 2012 quarterly and 2013, 2012, and 2011 year-end periods that is on a basis consistent with the Company’s new reporting segments. In accordance with ASC 280, “Segment Reporting,” those prior period’s segment disclosures have been restated to reflect industry segments as follows.

Syntel’s leadership evaluates the Company’s performance and allocates resources based on segment revenues and segment cost of revenues. Segment Gross Profit is defined as gross profit before Corporate Direct Costs.

The Company’s cost of revenues consists of costs directly associated with billable professionals in the U.S. and offshore, including salaries, payroll taxes, benefits, relocation costs, immigration costs, finder’s fees, trainee compensation and travel.

Generally, the cost of revenues for each operating segment has similar characteristics and is subject to the same factors, pressures and challenges. However, the economic environment and its effects on industries served by our operating groups may affect revenue and cost of revenues to differing degrees.

Certain expenses, for cost centers such as Centers of Excellence, Architecture Solutions Group (ASG), Research and Development (R&D), Cloud Computing, Application Management, etc., are not specifically allocated to specific segments because management believes it is not practical to allocate such costs to individual segments as they are not directly attributable to any specific segment.

Accordingly, these expenses are separately disclosed as Corporate Direct Costs and adjusted only against the Total Gross Profit.

The following table describes the historical results reflecting the new business segments for previously reported fiscal periods for the 2013 and 2012 quarterly and 2013, 2012, and 2011 year end periods.

Quarterly and YTD Revenue and Income from Operations for 2013.

	Q1-2013		Q2-2013		Q3-2013		Q4-2013		YTD 2013
Net Revenues	$ in thousands	%	$ in thousands	%	$ in thousands	%	$ in thousands	%	$ in thousands	%
Banking and Financial Services	102,892	54.4%	106,038	52.4%	104,397	49.7%	109,911	49.2%	423,238	51.3%
Insurance	29,101	15.4%	30,042	14.8%	30,400	14.5%	32,546	14.6%	122,089	14.8%
Healthcare and Life Sciences	29,490	15.6%	33,654	16.6%	37,336	17.8%	38,098	17.1%	138,578	16.8%
Manufacturing	8,269	4.4%	7,731	3.8%	7,178	3.4%	7,144	3.2%	30,322	3.7%
Retail, Logistics & Telecom	19,354	10.2%	25,036	12.4%	30,560	14.6%	35,588	15.9%	110,538	13.4%

Total Net Revenues	189,106		202,501		209,871		223,287		824,765

Gross Profit
Banking and Financial Services	44,989	43.7%	45,684	43.1%	49,154	47.1%	53,075	48.3%	192,902	45.6%
Insurance	11,143	38.3%	11,614	38.7%	13,206	43.4%	13,646	41.9%	49,609	40.6%
Healthcare and Life Sciences	12,625	42.8%	14,972	44.5%	19,459	52.1%	18,772	49.3%	65,828	47.5%
Manufacturing	2,982	36.1%	2,645	34.2%	2,533	35.3%	2,684	37.6%	10,844	35.8%
Retail, Logistics & Telecom	6,860	35.4%	9,650	38.5%	14,326	46.9%	17,969	50.5%	48,805	44.2%

Segment Gross Profit	78,599	41.6%	84,565	41.8%	98,678	47.0%	106,146	47.5%	367,988	44.6%

Corporate Direct Costs	(822)	-0.4%	(984)	-0.5%	(965)	-0.5%	(1,028)	-0.5%	(3,799)	-0.5%

Total Gross Profit	77,777	41.1%	83,581	41.3%	97,713	46.6%	105,118	47.1%	364,189	44.2%

Selling, General and administrative expenses	25,693	13.6%	18,690	9.2%	22,445	10.7%	29,759	13.3%	96,587	11.7%

Income from Operations	52,084	27.5%	64,891	32.0%	75,268	35.9%	75,359	33.7%	267,602	32.4%

Quarterly and YTD Revenue and Income from Operations for 2012 and YTD for 2011.

	Q1-2012		Q2-2012		Q3-2012		Q4-2012		YTD 2012		YTD 2011
Net Revenues	$ in thousands	%	$ in thousands	%	$ in thousands	%	$ in thousands	%	$ in thousands	%	$ in thousands	%
Banking and Financial Services	93,954	55.0%	98,561	55.1%	102,630	55.1%	102,656	54.7%	397,801	55.0%	367,220	57.2%
Insurance	22,752	13.3%	25,488	14.2%	25,843	13.9%	26,993	14.4%	101,076	14.0%	82,423	12.8%
Healthcare and Life Sciences	31,209	18.3%	31,727	17.7%	32,428	17.4%	31,499	16.8%	126,863	17.5%	113,008	17.6%
Manufacturing	7,973	4.7%	7,844	4.4%	8,082	4.3%	8,324	4.4%	32,223	4.5%	24,886	3.9%
Retail, Logistics & Telecom	14,856	8.7%	15,359	8.6%	17,424	9.3%	18,301	9.7%	65,940	9.1%	54,867	8.5%

Total Net Revenues	170,744		178,979		186,407		187,773		723,903		642,404

Gross Profit
Banking and Financial Services	41,121	43.8%	42,132	42.7%	47,645	46.4%	47,431	46.2%	178,329	44.8%	144,014	39.2%
Insurance	8,742	38.4%	10,137	39.8%	10,680	41.3%	11,404	42.2%	40,963	40.5%	28,808	35.0%
Healthcare and Life Sciences	13,299	42.6%	13,396	42.2%	16,370	50.5%	15,606	49.5%	58,671	46.2%	45,398	40.2%
Manufacturing	3,106	39.0%	3,050	38.9%	3,418	42.3%	3,341	40.1%	12,915	40.1%	9,698	39.0%
Retail, Logistics & Telecom	5,997	40.4%	5,959	38.8%	7,511	43.1%	7,813	42.7%	27,280	41.4%	22,790	41.5%

Segment Gross Profit	72,265	42.3%	74,674	41.7%	85,624	45.9%	85,595	45.6%	318,158	44.0%	250,708	39.0%

Corporate Direct Costs	(813)	-0.5%	(816)	-0.5%	(805)	-0.4%	(740)	-0.4%	(3,174)	-0.4%	(3,759)	-0.6%

Total Gross Profit	71,452	41.8%	73,858	41.3%	84,819	45.5%	84,855	45.2%	314,984	43.5%	246,949	38.4%

Selling, General and administrative expenses	26,946	15.8%	18,931	10.6%	29,036	15.6%	28,131	15.0%	103,044	14.2%	108,721	16.9%

Income from Operations	44,506	26.1%	54,927	30.7%	55,783	29.9%	56,724	30.2%	211,940	29.3%	138,228	21.5%

About Syntel

Syntel (Nasdaq:SYNT) is a leading global provider of integrated information technology and Knowledge Process Outsourcing (KPO) solutions spanning the entire lifecycle of business and information systems and processes. The Company is driven by its mission to create new opportunities for clients by harnessing the passion, talent and innovation of Syntel employees worldwide. Syntel leverages dedicated Centers of Excellence, a flexible Global Delivery Model, and a strong track record of building collaborative client partnerships to create sustainable business advantage for Global 2000 organizations. Syntel is assessed at SEI CMMi Level 5, and is ISO 27001 and ISO 9001:2008 certified. As of December 31, 2013, Syntel employed more than 23,000 people worldwide. To learn more, visit us at: www.syntelinc.com.

Safe Harbor Provision

This news release may include forward-looking statements. Forward-looking statements are necessarily subject to risk and uncertainty. Actual results could differ materially from those projected in forward-looking statements as a result of certain risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 or from other factors not currently anticipated.

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Contacts:

North America/Europe: Jon Luebke, (248) 619-3503, jon_luebke@syntelinc.com

Asia/Pacific: Sikta Samantaray, +91 9167512186, sikta_samantaray@syntelinc.com